UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 2, 2022

VIRTU FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37352	32-0420206
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1633 Broadway New York, New York	10019
(Address of principal executive offices)	(Zip code)

(212) 418-0100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A common stock, par value $0.00001 per share	VIRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 2, 2022, Virtu Financial, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “2022 Annual Meeting”). The following items were voted upon by stockholders at the 2022 Annual Meeting:

1. Each of the director nominees listed below was elected a Class I director of the Company to act in accordance with the amended and restated bylaws of the Company for a term of three years expiring at the annual meeting of stockholders to be held in 2025 and until such director's successor has been duly elected and qualified. The votes for the election of directors are set forth below:

Nominee	For	Withheld	Broker Non-Votes
William F. Cruger, Jr.	662,004,643	30,522,446	8,231,954
Christopher C. Quick	640,321,314	52,205,775	8,231,954
Vincent Viola	660,783,572	31,743,517	8,231,954

2. The compensation of the Company’s named executive officers was approved, on an advisory basis. The advisory votes are set forth below:

For	Against	Abstain	Broker Non-Votes
689,275,292	2,698,398	553,399	8,231,954

3. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified. The votes for the ratification of the appointment of PricewaterhouseCoopers LLP are set forth below:

For	Against	Abstain	Broker Non-Votes
699,544,555	1,111,360	103,128	N/A

4. The amendment to the Virtu Financial, Inc. Amended and Restated 2015 Management Incentive Plan to increase the number of shares authorized for issuance thereunder was approved. The votes for the approval of the amendment are set forth below:

For	Against	Abstain	Broker Non-Votes
687,812,812	4,572,549	141,728	8,231,954

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VIRTU FINANCIAL, INC.

By:	/s/ Justin Waldie
Name:	Justin Waldie
Title:	Senior Vice President, Secretary and General Counsel

Dated: June 3, 2022